------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               October 16, 1997



                           FAMILY GOLF CENTERS, INC.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

    Delaware                     0-25098                       11-3223246
----------------              ----------------              ----------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                 Number)                     Identification
 incorporation)                                                     No.)

                             225 Broadhollow Road
                           Melville, New York 11747
                    ---------------------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666



                                Not Applicable
                  -------------------------------------------
                (Former Address, if changed since last report)



------------------------------------------------------------------------------

         Item 5.           Other Events.
                           ------------

         On October 16, 1997 Family Golf Centers, Inc. (the "Company") issued $100,000,000 aggregate principal amount of 5-3/4% Convertible Subordinated Notes (the "Notes") to Jefferies & Company, Inc., Oppenheimer & Co., Inc., Prudential Securities Incorporated and BancAmerica Robertson Stephens (the "Initial Purchasers"). The Initial Purchasers purchased the Notes at a discount of 3.0% ($3,000,000) and have a 30-day option to purchase up to $15,000,000 aggregate principal amount of additional Notes on the same terms. The Notes will be convertible at the option of the holders thereof into shares of common stock, par value $0.01 per share, of the Company at any time after 60 days following the latest date of original issuance thereof and prior to maturity, unless previously redeemed, at a conversion price of $37.250 per share, subject to adjustment upon the occurrence of certain events.

         The Notes mature on October 15, 2004 and bear interest at the rate of 5-3/4% per annum, payable semi-annually on April 15 and October 15 of each year commencing April 15, 1998. The Notes are unsecured and subordinate to all present and future Senior Indebtedness (as defined) of the Company. The Notes are redeemable at the option of the Company, in whole or in part, initially at 102.875% of the principal amount thereof and thereafter at prices declining to 100% at October 15, 2003, together with accrued and unpaid interest, except that no redemption may be made prior to October 15, 2000. Upon a Change of Control (as defined), each holder of Notes shall have the right, at the holder's option, to require the Company to repurchase such holder's Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the Repurchase Date (as defined), if any.

         Pursuant to a registration rights agreement, the Company is obligated, subject to certain exceptions, to file a registration statement as to the Notes and the underlying common stock within 60 days following the latest date of original issuance of the Notes to maintain the effectiveness of such registration statement for at least two years from the latest date of original issuance of the Notes.

         The Notes were sold to the Initial Purchasers pursuant to section 4(2) of the Securities Act of 1933 and the Notes are being offered and sold by the Initial Purchasers within the United States only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933) in compliance with Rule 144A and to a limited number of institutional "accredited investors" (as defined in Rule 501(A)(1), (2), (3) or (7) under the Securities Act of 1933).

         The net proceeds of the offering will be used (i) to repay existing indebtedness of the Company, (ii) to fund certain capital expenditures and
(iii) for general corporate purposes, including future acquisitions and working capital.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 1997.
                                    FAMILY GOLF CENTERS, INC.

                                    By:  -----------------------------
                                         Pamela S. Charles,
                                         Vice President and Secretary


                                       3